POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes John H. Pender to act as lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-1A of The AAL Mutual Funds, and to the file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes and such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                                                /s/ Ronald G. Anderson
                                                --------------------------
                                                Ronald G. Anderson,
                                                As Trustee, but not individually

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes John H. Pender to act as lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-1A of The AAL Mutual Funds, and to the file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes and such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                                                /s/ F. Gregory Campbell
                                                --------------------------
                                                F. Gregory Campbell,
                                                As Trustee, but not individually

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes John H. Pender to act as lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-1A of The AAL Mutual Funds, and to the file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes and such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                                              /s/ Richard L. Gady
                                              --------------------------
                                              Richard L. Gady,
                                              As Trustee, but not individually

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes Richard L. Gunderson to act as lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-1A of The AAL Mutual Funds, and to the file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes and such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                                              /s/ John H. Pender
                                              --------------------------
                                              John H. Pender,
                                              As Trustee, but not individually

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes John H. Pender to act as lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-1A of The AAL Mutual Funds, and to the file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes and such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                                                /s/ D. W. Russler
                                                --------------------------
                                                D. W. Russler,
                                                As Trustee, but not individually

                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes John H. Pender to act as lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement on Form N-1A of The AAL Mutual Funds, and to the file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done to all intents and purposes and such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

                                             /s/ Lawrence M. Woods
                                             --------------------------
                                             Lawrence M. Woods,
                                             As Trustee, but not individually